UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

Annual Report December 31, 2017 BRTNX

February 20, 2018

Dear Fellow Shareholders:

The Bretton Fund’s net asset value per share (NAV) as of December 31, 2017, was $30.87 and the total return for the year was 18.19% .

Returns as of December 31, 2017(A)

			Annualized	Annualized	Annualized
	4th Quarter	1 Year	3 Years	5 Years	Since Inception
Bretton Fund	11.44%	18.19%	6.91%	11.16%	11.82%
S&P 500 Index(B)	6.64%	21.83%	11.41%	15.79%	14.86%

Calendar Year Total Returns(A)
	Bretton Fund	S&P 500 Index
2017	18.19%	21.83%
2016	10.68%	11.96%
2015	-6.59%	1.38%
2014	9.79%	13.69%
2013	26.53%	32.39%
2012	15.66%	16.00%
2011	7.90%	2.11%
9/30/10–12/31/10	6.13%	10.76%
Cumulative Since Inception	124.83%	173.07%

(A) All returns include change in share prices and, in each case, include reinvestment of any dividends and capital gain distributions. The inception date of the Bretton Fund was September 30, 2010.

(B) The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the US stock market, as determined by Standard & Poor’s, and captures approximately 80% coverage of available market capitalization.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end at http://brettonfund.com or by calling 800.231.2901.

All returns include change in share prices, reinvestment of any dividends, and capital gains distributions. Indices shown are broad-based, unmanaged indices commonly used to measure performance of US stocks. These indices do not incur expenses and are not available for investment. The fund’s expense ratio is 1.50% .The fund’s principal underwriter is Rafferty Capital Markets, LLC.

4th Quarter
The fund returned 11.44% in the fourth quarter, versus 6.64% for the S&P 500. The retail sector, which had been hit hard by negative investor sentiment in the first half of the year, continued its rebound in the fourth quarter. Ross Stores added 1.2% to the fund, and Carter’s and AutoZone each added 0.9% . Bank of America continues to benefit from higher rates and contributed 1.0% to the fund. Union Pacific also added 1.0% .

In a rare occurrence, there were no detractors from the fund’s performance; all our stocks went up. If only every quarter were like this

As longtime shareholders know, we’ve always admired Ross’s direct competitor TJX Companies (TJX), parent company of the T.J. Maxx and Marshalls stores, and the slump in retail shares allowed us to add TJX to the fund at a great price. In addition to T.J. Maxx and Marshalls, TJX runs a couple of furniture concepts (HomeGoods and HomeSense), an outdoor goods retailer (Sierra Trading Post), and stores in Australia and the UK (TK Maxx), all of which run the “treasure hunt” model of deeply discounted, name-brand goods that TJX was able to grab on the cheap. This model has grown steadily in popularity over decades, and we think that trend will continue for a very long time.

Contributors to Performance for 2017
For the year, the biggest contributor to performance was the fund’s largest holding, Alphabet (i.e., Google), which accounted for 2.5% of performance. Other significant contributors were Bank of America 2.0%, Mastercard 2.0%, Union Pacific 1.9%, Carter’s 1.7%, and American Express 1.7% .

MEDNAX was again one of the fund’s largest detractors, hurting the fund by 0.9% . And despite rebounds in their stock prices toward the end of the year, both Discovery Communications and AutoZone had negative impacts on the fund for the year, dragging down performance by 0.6% and 0.3%, respectively.

Tax Distributions
Despite the large returns this year, we managed to avoid making any tax distributions, thanks to the fund’s low holdings turnover. Generally speaking, the faster a fund changes its holdings, the more tax is generated for shareholders.

Portfolio

Security	% of Net Assets
Alphabet, Inc.	8.5%
Union Pacific Corp.	6.7%
Bank of America Corp.	6.6%
Wells Fargo & Company	5.7%
Ross Stores, Inc.	5.7%
American Express Co.	5.4%
JPMorgan Chase & Co.	5.4%
MasterCard, Inc.	5.4%
Carter’s, Inc.	5.4%
AutoZone, Inc.	5.2%
Berkshire Hathaway, Inc.	4.5%
Visa, Inc.	4.3%
Continental Building Products, Inc.	4.0%
PPG Industries, Inc.	3.8%
HD Supply Holdings, Inc.	3.8%
Canadian Pacific Railway Limited	3.6%
The TJX Companies Inc.	3.0%

Discovery Communications, Inc.	2.4%
Armanino Foods of Distinction, Inc.	2.0%
MEDNAX, Inc.	1.7%
Verisk Analytics, Inc.	1.3%
Cash*	5.6%

* Cash represents cash and other assets less liabilities.

Portfolio Discussion

Tax Cuts
Generally speaking, we are focused on microeconomics: we own a small portfolio of companies that we would like to think we know well and make investments that we think will do well over various macroeconomic climates. We try to avoid investment theses that rely too much on government action; hard experience has taught us that while the government may eventually do the right thing, it will only be after exhausting all other alternatives.

That said, the Internal Revenue Service is our partner in each of our investments, with a priority claim on all cash flows. Most of our investments have relatively conservative balance sheets, and all are profitable in the US. Historically, this meant that our investments paid more in taxes than they might have given different geographic and financing arrangements. The corporate tax cuts that were passed in December should disproportionately benefit our companies.

The corporate tax rate dropping from 35% to 21% mathematically results in an immediate 22% increase in after-tax income for our companies’ US operations. But how much they eventually benefit over time remains to be seen and will depend in part on each company’s competitive advantage. In highly competitive industries with undifferentiated products, a reduction in everyone’s costs—taxes being a universal cost—typically gets passed through to customers. E.g., if every grocery store in your city saw wholesale milk prices fall by half, they’d be forced to drop their retail prices by a similar amount. But if, say, Visa and Mastercard saw a drop in their computing or rent costs, that probably wouldn’t lead to a reduction in how much they charge retailers and banks for clearing payments. Given most businesses in the fund have strong competitive advantages, we expect our companies to capture most of the gains.

The change in tax law caused a lot of non-cash, accounting charges for companies’ earnings in the fourth quarter, so for comparability purposes, we are adjusting our companies’ earnings growth for those charges.

Industrials
Union Pacific, now our second largest holding, returned 32.3%, which is on top of a 34.0% return in 2016. Traffic ticked up, pricing firmed, costs were managed, and in general investors were more sanguine about the economy’s—and rail’s—prospects. Earnings per share increased 14%.

Berkshire Hathaway’s property insurance division suffered significant losses from the string of natural disasters in the back half of the year (Hurricanes Harvey, Irma, and Maria; California’s multiple wildfires). The year will likely end up as the largest loss year for insurers in history. But this won’t happen every year, and Berkshire, like much of the industry, was more than properly reserved for these incidents. A diversified conglomerate, Berkshire’s industrial and retail businesses, as well as its investments, performed well.

Overall, we estimate Berkshire’s earnings per share declined 12% last year; the stock’s total return was 21.9% .

Wallboard maker Continental Building Products saw a nice uptick in demand due to rising home construction, and we estimate earnings per share increased 5% last year. The US significantly overbuilt houses in the mid-2000s, and in the subsequent recession, new home construction hit a low in 2009 that was a fraction of the level just a few years prior. Home construction has been climbing back ever since. Despite being almost 10 years into a recovery, the number of new homes being built each year is still well under the long-term average, despite an increasing population. Households are being formed, and people need places to live. The growth of home construction is likely to persist for many more years. We think Continental will thrive as this trend continues. The stock returned 21.9% last year.

Despite a weak environment for paint and coatings, PPG increased its earnings per share by 4%, and its stock returned 25.2% . It initiated a bid for Dutch paint company AkzoNobel, which would have been a sizable acquisition, but was rebuffed by management, partially on nationalistic grounds of keeping a Dutch company Dutch. We loved the deal at the original price, and we think PPG walked away at the right point. We remain confident PPG will use its cash wisely.

HD Supply continued its transformation. It sold off its water infrastructure division, which didn’t complement the core business, used the proceeds to pay down excess debt, refinanced some remaining debt at a lower rate, and most important, ironed out the operational hiccups that hurt results last year. Management estimates its operating earnings before depreciation and amortization increased 6%, yet the stock performed poorly, declining 5.8%, which we mostly attribute to the stock getting ahead of itself at the end of 2016 when it surged 43% on inflated investor optimism about the potential for federal infrastructure spending. We think the business will continue to grow at a healthy rate while returning significant capital to shareholders.

Rail volume in Canada rebounded in 2017 after an off year, and Canadian Pacific’s earnings per share increased 11% on stronger volume and pricing. Our total return since our August 2017 purchase is 20.5% .

Consumer
The retail sector went for a bit of a roller-coaster ride in 2017. Mainline department stores Macy’s, JCPenney, Sears, et al., have major, structural challenges that could well be fatal. Durable goods, such as TVs and dishwashers, lend themselves well to e-commerce, to the point that Best Buy has been forced to reinvent itself as an art gallery, charging consumer electronics manufacturers for display rights and not moving anything to the cash register. Apparel has seen some of this showrooming effect, plus the logical conclusion of decades of variable pricing: as customers have gotten used to seeing clothes at wildly different prices between Thanksgiving and the Super Bowl, they have come to value them only at the lowest price. We think there are reasons why our retail holdings are comparatively well positioned for the changing environment, and when investor sentiment turned sharply negative in the middle of the year, we were able to add to our positions at Ross, Carter’s, and AutoZone, and initiate a position in TJX.

Ross Stores’ stock price started the year at $65, dipped to a low of $53, and ended the year at $80. To put that in perspective, that’s a swing of $10.5 billion of value—in an otherwise calm market—for a steady, thriving business. Ross operates the lowest cost business model in apparel retail—it is what Amazon would look like if customers picked up their clothing at the distribution centers—and we believe they are well positioned for a more price-competitive future. We had not bought shares of Ross since 2014, but the sharp (we say irrational) swoon in the share price gave us an opportunity to bulk up the position, buying some at $55, just above the year’s low and just before the sharp run-up through the end of the year. From start to finish, Ross’s total return for the year was 23.5%, and we estimate earnings per share increased 17%.

Carter’s continues to perform. The children’s apparel maker acquired Skip Hop, a niche-yet-popular baby-products brand, and increased its distribution with Amazon, leading to an estimated 10% earnings-per-share growth. Despite some clear differences from the adult apparel market, investor concern has focused on Carter’s exposure to mall foot traffic. This is a serious concern, but we felt that it was significantly overstated in the spring downturn. Carter’s total return was 38.3%

As we discussed in the semiannual report, AutoZone’s stock price has been under pressure from weak sales due to the lack of inclement weather last winter (cars fail more often in harsher weather), but more so from the perception that the auto-parts retail business will move to Amazon. Some of it already has—and more of it will—but we think the bulk of the business will remain with the incumbents. Mechanics need parts delivered on a same-day basis, and the large majority of AutoZone’s retail customers ask for help in finding the right part, with employees often installing parts for customers. Despite investors’ concerns, there hasn’t been a material impact to date from online competition, and after falling almost 40%, the stock rebounded to end the year down only 9.9% . Earnings per share increased 6%.

Operationally, Discovery Communications had a good 2017, on track to grow free cash flow by double digits and making a significant, accretive acquisition (Scripps Network Interactive, operator of HGTV, Food Network, and other channels). But in the battle for the hearts and minds of investors, Discovery continued to lose ground, its share price declining by 18.4% as the market remains spooked about Discovery’s prospects in a world where viewers choose programs (e.g., via Netflix) rather than have the programs served to them according to a master schedule (“linear programming”). The concern is that Discovery’s massive content library of human interest and reality shows may be better suited to background viewing than appointment television. We think the traditional pay TV market in the US will continue to shrink, but we also believe Discovery’s overseas operations (where half its earnings come from) and other distribution agreements will maintain Discovery’s cash flows at attractive levels. With the valuation so low now (seven times free cash flow), we believe the odds are in our favor, but this is a rapidly shifting environment.

Armanino Foods of Distinction, our little Hayward, California–based maker of frozen pesto sauce, keeps on chugging away. Its stock returned 18.4% in 2017, and the company is on pace to increase its earnings per share 12%. First purchased in 2013, our overall total return is now close to 200%.

We expect TJX’s 2017 earnings per share to come in 11% higher than 2016’s levels. We acquired our shares at a price-to-earnings ratio of 16 times earnings, the company’s lowest level in almost five years, which we think is a bargain (especially in this market) for such a great business. Our return to date is 9.2% .

Financials
As interest rates rose and loans grew, the banking sector continued its rebound. Through strong cost-cutting and higher interest revenue, Bank of America increased its earnings per share 22% and its stock returned 35.7% . JPMorgan Chase also saw a surge in interest income, which led to earnings per share growth of 11% and a total return on the stock of 26.8% .

Historically, particularly leading into and through the financial crisis, Wells Fargo consistently outperformed its rivals by producing stronger deposit and loan growth, with better credit quality, while keeping costs lower, which earned it a long-running and well-deserved reputation as the best-run large bank. But in recent years, not only has earnings growth lagged, the company has also stumbled badly in treating its customers properly (ignoring the opening of fake accounts by aggressive bankers, overcharging its auto-loan and foreign-exchange customers) and complying with regulation (having its “living will” filing rejected by regulators). We’ve done okay on the investment so far with an annualized 14% return to date, but the missteps have been disappointing. We are cautiously optimistic that the new management team can improve operations and the low valuation will lead to outperformance. The stock returned 13.2% last year, and earnings per share were roughly flat from 2016.

American Express, after a couple rough years adjusting to the loss of its largest partner, Costco, increased its earnings per share 4% on growing card usage and a large share buyback. The economics of high-end co-branded credit cards are not what they once were, but the company prospects for growth are still strong. Despite a 36.2% return last year, the shares remain much cheaper than the rest of the market.

Information Technology
Alphabet, already one of the largest companies on the planet, seems to be defying the laws of physics by continuing to grow like a startup. Despite being over $100 billion, revenue is still growing at a rate of over 20% per year. And that’s not just the developing world catching up to mature markets; the US continues to grow at a rate of 20%. Despite this absurd growth rate, which looks to persist for a while, the company trades at only a small premium to the rest of the market. We think the likelihood of someone displacing Google in search anytime soon, or growth suddenly slowing down, are fairly remote, which is why it’s our top holding. The total return on the stock last year was 32.9%, and earnings per share grew an estimated 22%.

It was a great year for Visa and Mastercard, whose stocks returned 47.7%, and 47.2%, respectively. Mastercard increased its earnings per share an estimated 21%, while Visa increased 23% and is starting to see significant benefits from its Visa Europe acquisition. The world is moving to card payments, and the economics of their card ecosystems remains intact and durable.

Healthcare
MEDNAX’s struggles continued, with earnings per share declining an estimated 17% and the stock dropping 19.8% . The doctor-staffing company is facing some ephemeral issues—2017 was an off-year for births in the US, its nascent radiology business had growing pains—that will work themselves out soon enough, but it also faces structural challenges: it hasn’t been able to pass on its increasing physician costs to its customer base, comprised of consolidating commercial insurers and, increasingly, government health programs that pay lower rates. We sold half our shares in June. In November, an activist investor, Elliott Associates, took an ownership stake of 7% in MEDNAX and indicated it would urge management to review its “strategic options…to maximize shareholder value,” standard hedge fund euphemisms for seeking a sale of the company. We hold our remaining shares in the expectation this comes to fruition to our benefit.

Investments Initiated in 2017
Canadian Pacific Railway
TJX Companies

Investments Exited During 2017
Investment	Internal Rate of Return
Flowserve	-4.5%
Whole Foods Market	-13.4%
Valspar	21.7%

Despite an expensive market, we maintain our family office mindset of preserving wealth and compounding capital. As always, thank you for investing.

Stephen Dodson Portfolio Manager	Raphael de Balmann Portfolio Manager

                                                    Bretton Fund by Sectors
                                                   (as a percentage of Net Assets)
                                                                   (Unaudited)

                                 * Net Cash represents cash and other assets less liabilities.

Bretton Fund
			Schedule of Investments
			December 31, 2017
Shares		Cost	Fair Value	% of Net Assets

COMMON STOCKS

Apparel & Other Finished Products of Fabrics & Similar Material
14,000	Carter's, Inc.	$1,048,787	$1,644,860	5.36%
Cable & Other Pay Television Services
33,500	Discovery Communications, Inc. - Class A *	1,065,807	749,730	2.44%
Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
245,430	Armanino Foods of Distinction, Inc.	241,491	628,301	2.05%
Concrete, Gypsum & Plaster Products
44,000	Continental Building Products, Inc. *	1,037,469	1,238,600	4.03%
Finance Services
16,600	American Express Company	1,162,234	1,648,546	5.37%
Fire, Marine & Casualty Insurance
7,000	Berkshire Hathaway Inc. - Class B *	1,016,650	1,387,540	4.52%
National Commercial Banks
68,400	Bank of America Corporation	1,087,675	2,019,168
15,400	JPMorgan Chase & Co.	824,088	1,646,876
29,000	Wells Fargo & Company	1,124,110	1,759,430
		3,035,873	5,425,474	17.65%
Paints, Varnishes, Lacquers, Enamels & Allied Products
10,000	PPG Industries, Inc.	964,462	1,168,200	3.80%
Railroad, Line-Haul Operating
6,000	Canadian Pacific Railway Limited (Canada)	913,954	1,096,560
15,350	Union Pacific Corporation	1,243,056	2,058,435
		2,157,010	3,154,995	10.27%
Retail - Auto & Home Supply Stores
2,240	AutoZone, Inc. *	1,542,539	1,593,468	5.19%
Retail - Family Clothing Stores
21,700	Ross Stores Inc.	519,491	1,741,425
12,000	The TJX Companies, Inc.	839,953	917,520
		1,359,444	2,658,945	8.66%
Services - Business Services, NEC
10,880	MasterCard Incorporated - Class A	975,719	1,646,797
11,600	Visa Inc. - Class A	962,813	1,322,632
		1,938,532	2,969,429	9.67%
Services - Computer Processing & Data Preparation
2,500	Alphabet Inc. - Class C *	1,700,600	2,616,000
4,200	Verisk Analytics, Inc. - Class A *	300,739	403,200
		2,001,339	3,019,200	9.83%
Services - Hospitals
10,000	MEDNAX, Inc. *	719,670	534,400	1.74%
Wholesale - Durable Goods
29,000	HD Supply Holdings, Inc. *	923,917	1,160,870	3.78%
Total for Common Stocks		$20,215,224	$28,982,558	94.36%
Total Investment Securities		$20,215,224	$28,982,558
Other Assets in Excess of Liabilities			$1,733,656	5.64%
Net Assets			$30,716,214	100.00%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statement of Assets and Liabilities
December 31, 2017

Assets:
Investment Securities at Fair Value	$28,982,558
(Cost $20,215,224)
Cash	1,764,424
Dividend Receivable	7,589
Total Assets	30,754,571
Liabilities:
Payable to Adviser (Note 4)	38,357
Total Liabilities	38,357
Net Assets	$30,716,214

Net Assets Consist of:
Paid In Capital	$22,162,681
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(213,801)
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	8,767,334
Net Assets, for 994,947 Shares Outstanding	$30,716,214
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($30,716,214/994,947 shares)	$30.87

Statement of Operations
For the fiscal year ended December 31, 2017

Investment Income:
Dividends (Net of foreign withholding taxes and fees of $394)	$257,344
Interest	22
Total Investment Income	257,366
Expenses:
Management Fees (Note 4)	397,324
Total Expenses	397,324

Net Investment Income (Loss)	(139,958)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	113,191
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,705,620
Net Realized and Unrealized Gain (Loss) on Investments	4,818,811

Net Increase (Decrease) in Net Assets from Operations	$4,678,853

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statements of Changes in Net Assets
	1/1/2017	1/1/2016
	to	to
	12/31/2017	12/31/2016
From Operations:
Net Investment Income (Loss)	$(139,958)	$(105,187)
Net Realized Gain (Loss) on Investments	113,191	(326,992)
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,705,620	2,894,400
Increase (Decrease) in Net Assets from Operations	4,678,853	2,462,221
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Investment Transactions	-	(396,220)
Change in Net Assets from Distributions	-	(396,220)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,583,724	2,119,677
Shares Issued on Reinvestment of Distributions	-	396,058
Cost of Shares Redeemed	(203,858)	(455,012)
Net Increase (Decrease) from Shareholder Activity	1,379,866	2,060,723

Net Increase (Decrease) in Net Assets	6,058,719	4,126,724

Net Assets at Beginning of Period	24,657,495	20,530,771
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income (Loss) of $0 and $0, respectively)	$30,716,214	$24,657,495

Share Transactions:
Issued	58,371	91,085
Reinvested	-	14,968
Redeemed	(7,378)	(18,342)
Net Increase (Decrease) in Shares	50,993	87,711
Shares Outstanding Beginning of Period	943,954	856,243
Shares Outstanding End of Period	994,947	943,954

Financial Highlights
Selected data for a share outstanding
throughout the period:	1/1/2017	1/1/2016	1/1/2015	1/1/2014	1/1/2013
	to	to	to	to	to
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net Asset Value -
Beginning of Period	$26.12	$23.98	$25.72	$23.44	$18.84
Net Investment Income (Loss) (a)	(0.14)	(0.11)	(0.01)	0.01	-	(b)
Net Gain (Loss) on Investments
(Realized and Unrealized)	4.89	2.68	(1.69)	2.28	5.00
Total from Investment Operations	4.75	2.57	(1.70)	2.29	5.00

Distributions (From Net Investment Income)	-	-	-	(0.01)	-
Distributions (From Realized Capital Gains)	-	(0.43)	(0.04)	-	(0.40)
Total Distributions	-	(0.43)	(0.04)	(0.01)	(0.40)

Net Asset Value -
End of Period	$30.87	$26.12	$23.98	$25.72	$23.44
Total Return (c)	18.19%	10.68%	(6.59)%	9.79%	26.53%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$30,716	$24,657	$20,531	$10,549	$7,892
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.53%	-0.47%	-0.05%	0.05%	0.02%
Portfolio Turnover Rate	10.81%	16.27%	26.81%	10.68%	6.85%

(a) Per share amounts were calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Total return represents the rate that the investor would have earned or lost on an in the Fund assuming reinvestment of dividends and distributions.
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
Bretton Fund
December 31, 2017

1.) ORGANIZATION
Bretton Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on September 21, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of December 31, 2017, there were eight series authorized by the Trust. The Fund commenced operations on September 30, 2010. The Fund’s investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is Bretton Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended December 31, 2017, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate

Notes to Financial Statements - continued

treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. As of December 31, 2017, accumulated undistributed net investment income was increased by $139,958 and paid in capital was decreased by $139,958. The adjustment was attributed to the reclassification of net investment loss.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

CASH:
The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Notes to Financial Statements - continued

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$28,982,558	$0	$0	$28,982,558
Total Investments in Securities	$28,982,558	$0	$0	$28,982,558

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended December 31, 2017. There were no transfers into or out of the levels during the fiscal year ended December 31, 2017. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the fiscal year ended December 31, 2017.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund. The Adviser pays the expenses of the Fund except for the management fee, all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services, the Adviser receives a management fee equal to 1.50% of the average daily net assets of the Fund.

For the fiscal year ended December 31, 2017, the Adviser earned management fees totaling $397,324, of which $38,357 was due to the Adviser at December 31, 2017.

5.) RELATED PARTY TRANSACTIONS
Mr. Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

Notes to Financial Statements - continued

The Trustees who are not interested persons of the Trust each received $1,500, for a total of $4,500, in Trustees’ fees plus travel and related expenses related to the Bretton Fund for the fiscal year ended December 31, 2017. Under the Management Agreement, the Adviser pays these fees.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended December 31, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,040,833 and $2,664,112, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2017, YDB LLC, beneficially held, in aggregate, approximately 33.35% of the Fund and therefore, also may be deemed to control the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at December 31, 2017, was $20,215,224. At December 31, 2017, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$9,304,047	($536,713)	$8,767,334

The tax character of distributions was as follows:

	2017	2016
Ordinary Income .	$ -0-	$ -0-
Long-Term Capital Gain	-0-	396,220
	$ -0-	$ 396,220

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(213,801)
Unrealized appreciation/(depreciation)	8,767,334
$8,553,533

As of December 31, 2017, there are no differences between book basis and tax basis unrealized appreciation.

9.) CAPITAL LOSS CARRYFORWARDS
As of December 31, 2017, the Fund had available for federal tax purposes an unused capital loss carryforward of $213,801, of which $138,851 is short-term with no expiration and $74,950 is long-term with no expiration.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Bretton Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bretton Fund (the “Fund”), a series of PFS Funds, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Bretton Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 20, 2018

Additional Information
December 31, 2017
(Unaudited)

1.) AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

2.) PROXY VOTING GUIDELINES
Bretton Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.brettonfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling our toll free number (800.231.2901) . This information is also available on the SEC’s website at http://www.sec.gov.

3.) DISCLOSURE OF EXPENSES
As a shareholder of the Fund, you incur ongoing expenses consisting solely of management fees. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested in the Fund on July 1, 2017, and held through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

Additional Information (Unaudited) - continued

	Beginning	Ending	Expenses Paid During the Period*
	Account Value	Account Value	July 1, 2017 to
	July 1, 2017	December 31, 2017	December 31, 2017

Actual	$1,000.00	$1,169.32	$8.20

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period ended December 31, 2017).

Trustees and Officers
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 800.231.2901. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	8	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to cur-
rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Jeffrey R. Provence is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	8	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Law Office of Allen C. Brown,	8	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	Estate planning and business attor-		Investor Funds
ney (1970 to current).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	8	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds
Cossolias & Company, CPAs (1972
to January 31, 2014). President of
LubricationSpecialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

Investment Adviser
Bretton Capital Management, LLC

Legal Counsel
The Law Offices of John H. Lively
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank, N.A.

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Bretton
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/17	FYE 12/31/16
Audit Fees	$13,250	$13,250
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/17	FYE 12/31/16
Registrant	$3,250	$3,250
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/22/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/22/18

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 2/22/18